EXHIBIT 10.22

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PARATEK PHARMACEUTICALS, INC.

WARRANT TO PURCHASE SERIES A PREFERRED STOCK

No. PCW- 1_	April 7, 2014

VOID AFTER APRIL 7, 2021

THIS CERTIFIES THAT, for value received, HBM Healthcare Investments (Cayman) Ltd., with its principal office at Grand Cayman, Cayman Islands, or assigns (the “Holder”), is entitled to subscribe for and purchase from PARATEK PHARMACEUTICALS, INC., a Delaware corporation, (the “Company”) the Exercise Shares at the Exercise Price (each subject to adjustment as provided herein). This Warrant is being issued as one of a series of warrants (the “Warrants”) pursuant to the terms of the Senior Secured Note Purchase Agreement, dated March 7, 2014 by and among the Company and the lenders party thereto (the “Purchase Agreement”). Unless indicated otherwise, the aggregate number of Exercise Shares that Holder may purchase by exercising this warrant is equal to the quotient of (A) the product of (i) 20% multiplied by (ii) the portion of the Remaining Shortfall (as defined in the Purchase Agreement) purchased by the Holder pursuant to Section 2.1(b) of the Purchase Agreement, divided by (B) the Per Share Price, subject to adjustment pursuant to the terms hereof, including but not limited to adjustments pursuant to Section 5, which equates to Forty Seven Thousand, Four Hundred and Thirty Eight (47,438).

1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing with the date hereof and ending seven (7) years later.

(b) “Exercise Price” shall mean shall mean one cent ($0.01) per share, subject to adjustment pursuant to Section 5 below.

(c) “Exercise Shares” shall mean shares of the Company’s Series A Preferred Stock issuable upon exercise of this Warrant.

(d) “Per Share Price” shall mean the Series A Original Issue Price (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation, as may be amended from time to time, which as of the date hereof is $1.00).

1.

2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

(c) This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.1 Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X = Y (A-B) A

Where	X =	the number of Exercise Shares to be issued to the Holder

	Y =	the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

	A =	the fair market value of one Exercise Share (at the date of such calculation)

	B =	Exercise Price (as adjusted to the date of such calculation)

2.

For purposes of the above calculation, the fair market value of one Exercise Share shall be determined by the Company’s Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company’s initial public offering of its Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company’s initial public offering, and (ii) the number of shares of Common Stock into which each Exercise Share is convertible at the time of such exercise.

3. COVENANTS OF THE COMPANY.

3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of the series of equity securities comprising the Exercise Shares to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of such series of the Company’s equity securities shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of such series of the Company’s equity securities to such number of shares as shall be sufficient for such purposes.

3.2 No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Certificate of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.3 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least twenty (20) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4. REPRESENTATIONS OF HOLDER.

4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

3.

4.2 Securities Are Not Registered.

(a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

4.3 Disposition of Warrant and Exercise Shares.

(a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

(i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws. The Company agrees that it will not require an opinion of counsel with respect to transactions under Rule 144 of the Securities Act of 1933, as amended, except in unusual circumstances.

4.

(b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

4.4 Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

5. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF EXERCISE SHARES.

5.1 Changes in Securities. In the event of changes in the series of equity securities of the Company comprising the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. For purposes of this Section 5, the “Aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

5.2 Automatic Conversion. Upon the automatic conversion of all outstanding shares of the series of equity securities comprising the Exercise Shares in accordance with the Company’s Certificate of Incorporation, this Warrant shall become exercisable for that number of shares of Common Stock of the Company into which the Exercise Shares would then be convertible, so long as such shares, if this Warrant had been exercised prior to such offering, would have been converted into shares of the Company’s Common Stock pursuant to the Company’s Certificate of Incorporation. In such case, all references to “Exercise Shares” shall mean shares of the Company’s Common Stock issuable upon exercise of this Warrant, as appropriate.

6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

5.

7. MARKET STAND-OFF AGREEMENT. Holder hereby agrees that Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock (or other securities) of the Company held by Holder (other than those included in the registration) during the 180-day period following the effective date of the initial public offering (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation) as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that, all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements. Holder further agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 8 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period. Holder agrees that any transferee of the Warrant (or other securities) of the Company held by Holder shall be bound by this Section 7. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 7 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

8. AUTOMATIC EXERCISE. Any portion of this Warrant that has not been earlier exercised prior to the expiration of this Warrant shall be automatically exercised, without any required action by Holder, on a cashless basis as set forth in Section 2.1 immediately prior to the expiration of this Warrant. In the event of a Deemed Liquidation Event (as defined in the Company’s Certificate of Incorporation as in effect on the date hereof), the Company shall notify the Holder in writing at least twenty (20) days prior to the consummation of such event or transaction and, notwithstanding anything to the contrary herein, the Warrant shall be exercisable during such ten (20) day period. Unless this Warrant has been earlier exercised at or immediately prior to the closing of such Deemed Liquidation Event, this Warrant (or any portion thereof that hasn’t been exercised already) shall be automatically exercised, without any required action by Holder, on a cashless basis as set forth in Section 2.1 with such cashless exercise effective and conditioned upon the consummation of such Deemed Liquidation Event.

9. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

10. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are

6.

transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

12. AMENDMENT. Any term of this Warrant may be amended or waived with the written consent of the Company and Holders of at least a majority-in-interest of the outstanding Warrants, provided that all Warrants are similarly affected. Upon the effectuation of such amendment or waiver in conformance with this Section 11, the Company shall promptly give written notice thereof to the record holders of the Warrants who have not previously consented thereto in writing.

13. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at Centennial Towers, 3rd Floor, 2454 West Bay Road, Grand Cayman, Cayman Islands or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto; provided, however, only a nationally recognized overnight courier shall be used to effectuate the delivery of any notices to addresses outside the United States.

14. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

15. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware without giving effect to conflicts of laws principles.

16. VALIDITY. If any provision of this Warrant shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature Page Follows]

7.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

PARATEK PHARMACEUTICALS, INC.

By:	/s/ Dennis Molnar
Dennis Molnar
Chief Executive Officer

Address:

PARATEK PHARMACEUTICALS, INC.

WARRANT TO PURCHASE SERIES A PREFERRED STOCK – SIGNATURE PAGE

NOTICE OF EXERCISE

TO: PARATEK PHARMACEUTICALS, INC.

(1) ☐ The undersigned hereby elects to purchase             shares of             (the “Exercise Shares”) of Paratek Pharmaceuticals, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby elects to purchase             shares of             (the “Exercise Shares”) of Paratek Pharmaceuticals, Inc. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3) The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Shares unless and until

1.

there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or, if reasonably requested by the Company, the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

2.

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated: , 20

Holder’s

Signature:

Holder’s

Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

3.

October 6 , 2014

HBM Healthcare Investments (Cayman) Ltd.

Governors Square, Suite #4-212-2

23 Lime Tree Bay Avenue

West Bay

Grand Cayman, Cayman Islands

Omega Fund III, L.P.

1 Royal Plaza

Royal Avenue

St. Peter Port

Guernsey

K/S Danish BioVenture

545 Boylston Street

Suite 802

Boston, Massachusetts 02116

Transcept Pharmaceuticals, Inc.

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

Dear Ladies and Gentlemen:

Each of HBM Healthcare Investments (Cayman) Ltd., Omega Fund III, L.P. and K/S Danish BioVenture is a holder of a warrant, dated April 7, 2014, April 7, 2014 and April 18, 2014, respectively, to purchase shares of Series A Preferred Stock, $0.001 par value per share (“Series A Preferred Stock”), (collectively, the “Series A Preferred Warrants”) of Paratek Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”).

As you know, the Corporation is a party to that certain Agreement and Plan of Merger and Reorganization, dated as of June 30, 2014, by and among Transcept Pharmaceuticals, Inc., a Delaware corporation (“Tigris”), Tigris Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Tigris (“Merger Sub”), Tigris Acquisition Sub, LLC, a Delaware limited liability company, and the Corporation (the “Merger Agreement”), pursuant to which Merger Sub would merge with and into the Corporation with the Corporation surviving and the stockholders of the Corporation receiving 0.810 shares of Tigris’ common stock, $0.001 par value per share (“Tigris Common Stock”), subject to adjustment to account for Tigris’ proposed 12:1 reverse stock split (the “Exchange Ratio”), for every one share of the Corporation’s common stock, $0.001 par value per share (“Common Stock”), issued and outstanding and held by them immediately prior to the Merger, upon the terms and subject to the conditions set forth therein.

Pursuant to Section 5.5(c) of the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), each Series A Preferred Warrant that is outstanding and unexercised immediately prior to the Effective Time shall become converted into and become a warrant to purchase Tigris Common Stock and Tigris shall assume each such Series A Preferred Warrant in accordance with its terms. In addition, pursuant to Section 5.5(c) of the Merger Agreement, all rights with respect to Common Stock or Series A Preferred Stock under the Series A Preferred Warrants assumed by Tigris shall thereupon be converted into rights with respect to Tigris Common Stock, and, accordingly, from and after the Effective Time: (i) each Series A Preferred Warrant assumed by Tigris may be exercised solely for shares of Tigris Common Stock; (ii) the number of shares of Tigris Common Stock subject to each Series A Preferred Warrant assumed by Tigris shall be determined by multiplying (A) the number of shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock issuable upon exercise of the Series A Preferred Warrant that were subject to such Series A Preferred Warrant immediately prior to the Effective Time by (B) the Exchange Ratio and rounding the resulting number down to the nearest whole number of shares of Tigris Common Stock; (iii) the per share exercise price for the Tigris Common Stock issuable upon exercise of each Series A Preferred Warrant assumed by Tigris shall be determined by dividing the per share exercise price of Series A Preferred Stock subject to such Series A Preferred Warrant, as in effect immediately prior to the Effective Time, by the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on any Series A Preferred Warrant assumed by Tigris shall continue in full force and effect and the terms and other provisions of such Series A Preferred Warrant shall otherwise remain unchanged.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and each of HBM Healthcare Investments (Cayman) Ltd., Omega Fund III, L.P. and K/S Danish BioVenture hereby agree that, contingent upon and effective at the Effective Time, each Series A Preferred Warrant shall be converted into a warrant to purchase Tigris Common Stock and shall be assumed by Tigris upon the terms and subject to the conditions set forth in the Merger Agreement. Each of HBM Healthcare Investments (Cayman) Ltd., Omega Fund III, L.P. and K/S Danish BioVenture hereby further agree not to exercise their respective Series A Preferred Warrant prior to the Effective Time unless and until the Merger Agreement is terminated in accordance with its terms.

This letter agreement may be executed in separate counterparts, each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

[Remainder of Page Intentionally Blank]

If you agree with the foregoing, please sign and return one copy of this letter to the Corporation.

Very truly yours,

PARATEK PHARMACEUTICALS, INC.

By:	/s/ Evan Loh
Name:	Evan Loh, MD
Title:	President
Paratek Pharmaceuticals

CONFIRMED AND AGREED

AS OF THE DATE WRITTEN ABOVE:

HBM HEALTHCARE INVESTMENTS (CAYMAN) LTD.

By:	/s/ Jean Marc Lesieur
Name:	Jean Marc Lesieur
Title:	Director

OMEGA FUND III, L.P.

By:	OMEGA FUND III GP, LP

By:	OMEGA FUND III GP, LTD.

By:
Name:
Title:

K/S DANISH BIOVENTURE

By:	DANISH BIOVENTURE GENERAL PARTNER APS

By:
Name:
Title:

TRANSCEPT PHARMACEUTICALS, INC.

By:
Name:
Title:

If you agree with the foregoing, please sign and return one copy of this letter to the If you agree with the foregoing, please sign and return one copy of this letter to the Corporation.

Very truly yours,

PARATEK PHARMACEUTICALS, INC.

By:	/s/ Evan Loh
Name:	Evan Loh, MD
Title:	President
Paratek Pharmaceuticals

CONFIRMED AND AGREED

AS OF THE DATE WRITTEN ABOVE:

HBM HEALTHCARE INVESTMENTS (CAYMAN) LTD.

By:
Name:	Jean Marc Lesieur
Title:	Director

OMEGA FUND III, L.P.

By:	OMEGA FUND III GP, LP

By:	OMEGA FUND III GP, LTD.

By:	/s/ David Bolton
Name:	David Bolton
Title:	Director

K/S DANISH BIOVENTURE

By:	DANISH BIOVENTURE GENERAL PARTNER APS

By:
Name:
Title:

TRANSCEPT PHARMACEUTICALS, INC.

By:
Name:
Title:

If you agree with the foregoing, please sign and return one copy of this letter to the Corporation.

Very truly yours,

PARATEK PHARMACEUTICALS, INC.

By:	/s/ Evan Loh
Name:	Evan Loh, MD
Title:	President
Paratek Pharmaceuticals

CONFIRMED AND AGREED

AS OF THE DATE WRITTEN ABOVE:

HBM HEALTHCARE INVESTMENTS (CAYMAN) LTD.

By:
Name:	Jean Marc Lesieur
Title:	Director

OMEGA FUND III, L.P.

By:	OMEGA FUND III GP, LP

By:	OMEGA FUND III GP, LTD.

By:
Name:
Title:

K/S DANISH BIOVENTURE

By:	DANISH BIOVENTURE GENERAL PARTNER APS

By:	/s/ Richard Lim
Name:	Richard Lim
Title:	Director

TRANSCEPT PHARMACEUTICALS, INC.

By:
Name:
Title:

If you agree with the foregoing, please sign and return one copy of this letter to the Corporation.

Very truly yours,

PARATEK PHARMACEUTICALS, INC.

By:	/s/ Evan Loh
Name:	Evan Loh, MD
Title:	President
Paratek Pharmaceuticals

CONFIRMED AND AGREED
AS OF THE DATE WRITTEN ABOVE:

HBM HEALTHCARE INVESTMENTS (CAYMAN) LTD.

By:
Name:	Jean Marc Lesieur
Title:	Director

OMEGA FUND III, L.P.

By:	OMEGA FUND III GP, LP

By:	OMEGA FUND III GP, LTD.

By:
Name:
Title:

K/S DANISH BIOVENTURE

By:	DANISH BIOVENTURE GENERAL PARTNER APS

By:
Name:
Title:

TRANSCEPT PHARMACEUTICALS, INC.

By:	/s/ Glenn A. Oclassen
Name:	Glenn A. Oclassen
Title:	Chmn/CEO

75 Kneeland Street Boston, Massachusetts 02111 617 275 0040 617 275 0039 fax www.paratekpharm.com

November 7, 2014

HBM Healthcare Investments (Cayman) Ltd.

Attn: Matthias Fehr and Jean-Marc Lesieur

Governors Square, Suite #4-212-2

23 Lime Tree Bay Avenue

West Bay

Grand Cayman, Cayman Islands

Dear Mr. Fehr and Mr. Lesieur:

This letter is to notify you that the merger of Tigris Merger Sub, Inc. (“Merger Sub”) with and into Paratek Pharmaceuticals, Inc. (“Old Paratek”) pursuant to that certain Agreement and Plan of Merger and Reorganization, dated as of June 30, 2014, by and among Transcept Pharmaceuticals, Inc. (“New Paratek”), Merger Sub, Tigris Acquisition Sub, LLC and Old Paratek (the “Merger Agreement”) became effective on October 30, 2014. New Paratek was subsequently renamed “Paratek Pharmaceuticals, Inc.” Under the terms of the Merger Agreement, each outstanding share of common stock of Old Paratek was exchanged for 0.0675 of a share of New Paratek common stock.

Pursuant to the Merger Agreement and that certain letter agreement, dated October 6, 2014, by and among Old Paratek, New Paratek, HBM Healthcare Investments (Cayman) Ltd. (“HBM”), Omega Fund III, L.P. and K/S Danish BioVenture, HBM’s warrant, dated April 7, 2014, to purchase 47,438 shares of Series A Preferred Stock of Old Paratek at an exercise price of $0.01 per share has been converted into and become a warrant to purchase 3,202 shares of New Paratek common stock at an exercise price of $0.15 per share. Pursuant to the Merger Agreement, any restriction on such warrant shall continue in full force and effect and the terms and other provisions of such warrant shall otherwise remain unchanged.

If you have any questions regarding the warrant, please contact Kathryn M. Boxmeyer, our Interim Chief Financial Officer, at (617) 275-0040.

Very truly yours,

PARATEK PHARMACEUTICALS, INC.
(f/k/a Transcept Pharmaceuticals, Inc.)

By:	/s/ Evan Loh

Name:	Evan Loh
Title:	President and Chief Medical Officer